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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 21, 2004
                (Date of Earliest Event Reported: July 20, 2004)




                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


            Delaware                             1-11680                       76-00396023
(State or other jurisdiction of          (Commission File Number)           (I.R.S. Employer
         incorporation)                                                    Identification No.)


                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (832) 676-4853

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ITEM 5. OTHER EVENTS

On July 20, 2004, we announced that we commenced operations of the Phoenix Gas Pipeline and recently received initial production from the Red Hawk field located in the Garden Banks area of the central Deepwater Trend in the Gulf of Mexico. The Phoenix Gas Pipeline is a 78-mile, 18-inch diameter pipeline originating in 5,300 feet of water at the Red Hawk cell spar in Garden Banks Block 876. The pipeline interconnects with the ANR Pipeline system at Vermilion Block 397 and is capable of transporting up to 450 million cubic feet per day (MMcf/d) of natural gas. A copy of our press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        c)  Exhibits.

            Exhibit Number              Description
            --------------              -----------
                99.1                    Press Release dated July 20, 2004.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         GULFTERRA ENERGY PARTNERS, L.P.


                                         By:       /s/  KATHY A. WELCH
                                             -----------------------------------
                                                       Kathy A. Welch
                                                Vice President and Controller
                                                (Principal Accounting Officer)


Date:  July 21, 2004

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                                  EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------
    99.1                 Press Release dated July 20, 2004.